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Summary Prospectus Supplement dated December 19, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Equity and Income Fund

Effective on or about December 21, 2018, the following information replaces in its entirety the information in the table appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Thomas Bastian	Portfolio Manager (co-lead)	2010 (predecessor fund 2003)
Brian Jurkash	Portfolio Manager (co-lead)	2015
Matthew Titus	Portfolio Manager (co-lead)	2016
Chuck Burge	Portfolio Manager	2010
Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)”

VK-VIEQI-SUMSUP-1